THE BRAMWELL GROWTH FUND
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                                              QUARTERLY REPORT - MARCH 31, 1998
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                            TOP TEN INDUSTRY SECTORS
                                 MARCH 31, 1998
                            ------------------------

     Information Processing  17.2%      Employee Staffing                  6.9%
     Financial Services      13.2       Energy                             5.6
     Retailing               11.4       Insurance                          4.9
     Healthcare               9.1       Communications                     4.5
     Industrial Products      9.0       Household & Personal Care Products 4.3


                            TOP TEN EQUITY HOLDINGS
                                 MARCH 31, 1998
                            -----------------------

     Computer Sciences          4.2%    EMC                                2.4%
     Walgreen                   3.1     Washington Mutual                  2.1
     Dell Computer              2.9     General Electric                   2.1
     Robert Half                2.7     Automatic Data Processing          2.1
     Illinois Tool Works        2.5     Home Depot                         2.0



                            THE BRAMWELL GROWTH FUND
                                745 Fifth Avenue
                            New York, New York 10151
                                 1-800-BRAMCAP
                                (1-800-272-6227)

BOARD OF DIRECTORS
------------------

ELIZABETH R. BRAMWELL, CFA
President, Chief Investment and Financial Officer
The Bramwell Funds, Inc.

J. SINCLAIR ARMSTRONG
Director & Secretary
The Reed Foundation, Inc.
Retired Partner
Whitman, Breed, Abbott & Morgan
Former Commissioner & Chairman
Securities & Exchange Commission

ISABEL H. BENHAM
Director, Board of Trustees
John W. Barringer III National Railroad Library

GEORGE F. KEANE
Chairman
Trigen Energy Corp.
President Emeritus
The Common Fund, Inc.

JAMES C. SARGENT
Counsel
Opton, Handler, Gottlieb, Feiler & Katz
Former Commissioner
Securities & Exchange Commission

MARTHA R. SEGER, PH.D.
Chairman
Martha Seger & Associates
Former Governor
Federal Reserve Board

OFFICERS
--------

ELIZABETH R. BRAMWELL, CFA
President, Chief Investment and Financial Officer

MARY F. MCCOLLUM
Secretary and Treasurer

MARGARET A. BANCROFT
Assistant Secretary


INVESTMENT ADVISER
Bramwell Capital Management, Inc.

ADMINISTRATOR
Sunstone Financial Group, Inc.

COUNSEL
Dechert Price & Rhoads

INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS
Coopers & Lybrand L.L.P.

CUSTODIAN, TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
Firstar Trust Company

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This financial statement is submitted for the general information of the shareholders of The Bramwell Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                                                     BR-412-0498



THE BRAMWELL GROWTH FUND
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                                                  QUARTERLY REPORT - MARCH 1998
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745 Fifth Avenue
New York, New York 10151

DEAR FELLOW SHAREHOLDERS:

INVESTMENT RESULTS - QUARTER ENDED MARCH 31, 1998

THE BRAMWELL GROWTH FUND appreciated 56.7% for the twelve months ended March 31, 1998, to $21.71 net asset value per share, surpassing the 48.0% gain for the S&P 500 Stock Index. For the quarter, the Fund gained 14.7% compared to 14.0% for the S&P 500 Index and 12.7% and 12.4% for the Lipper Mid-Cap and Growth Funds Indices. The Fund's three-year compound average annual return as of March 31st, was 28.4%, and since inception, August 1, 1994, through March 31, 1998, the cumulative return was 135.2% resulting in a compound average annual rate of return since inception of 26.3%. Investment results relative to the indices were as follows:


                                         MARCH Q  ONE     THREE       SINCE
COMPARATIVE INVESTMENT RETURNS (3/31/98)  1998    YEAR   YEARS (a) INCEPTION (b)
----------------------------------------  ----    ----   --------- -------------
THE BRAMWELL GROWTH FUND (C)              14.7%   56.7%     28.4%      26.3%
Lipper Mid-Cap Funds Index (d)            12.7    41.8      24.4       23.4
Lipper Growth Funds Index (d)             12.4    44.4      27.9       25.0
S&P 500 Stock Index (e)                   14.0    48.0      32.8       29.7

(a) Compound average annual return. (b) Compound average annual return since inception 8/1/94. (c) Returns shown include the reinvestment of all dividends and are net of expenses. The annual expense ratio is capped at 1.75%. Past performance is not predictive of future results. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. (d) The Lipper Mid-Cap Funds Index is comprised of the 30 largest funds which by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. The Lipper Growth Funds Index is comprised of the 30 largest funds which by prospectus or portfolio practice, normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Funds in the Lipper Growth Funds and Lipper Mid-Cap Funds Indices are equal weighted and returns include the reinvestment of all dividends and are net of expenses.
(e) The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

COMMENTARY

Low inflation, stable interest rates, a declining federal deficit, and rising employment and real wages provided a favorable macroeconomic environment for equities in the first quarter. In addition, early tax refunds and a mild winter resulting from El Nino positively affected the economy. A strong U.S. housing market and improving economies in Europe offset contracting growth in Asia.

Communications, information processing, retailing, employee staffing, and home and office furniture were particularly strong sectors in the quarter; oil service was restrained by declines in spot oil prices. Individual stocks that contributed significant value to our client portfolios were: Dell Computer, Computer Sciences (spotlighted by a failed takeover attempt), Lucent Technologies, EMC, Microsoft, Pfizer, Robert Half, Interim Services, WorldCom and Walgreen.

We estimate that the 1998 earnings growth rate of the Fund's portfolio is 20%, and that at the end of the March quarter, the portfolio was selling at 26 times earnings or 1.3 times growth compared to 22 times estimated 1998 earnings and more than 2.5 times estimated growth of 7% for the S&P 500 Index. On our 1999 projections, the portfolio has a growth rate of 21% and is selling at 21 times earnings and one times growth, compared to the same multiple paid for more than two times growth of some 7% for the S&P 500 Index. Over time, stock prices move with profit growth, and as companies become more seasoned and recognized, especially in a period of flat to lower inflation and interest rates, multiples are likely to expand, thereby further boosting investment returns.

OUTLOOK

We continue to look for 2% Gross Domestic Product growth in 1998 with modest inflation of 1%-2%, given a strong dollar, cheaper imports, low oil prices, increased capacity, deregulation and technology-driven productivity gains. We anticipate that stable to lower mortgage interest rates will continue to bolster housing sales and free income for other uses. Decreased exports to and changing trade patterns with Asia are likely to intensify, thereby slowing domestic economic growth in some parts of the economy. However, a strong domestic housing market and greater affordability of many products as well as continued economic gains in Europe are likely to offset much of the impact of turbulence in the Asian economies.

We continue to focus on companies that have new products and services and that have potential opportunities to enter new markets. Advances in communications, computing and medicine are occurring at a rapid rate, sometimes creating major disconnects, e.g., the Internet, and we are on the hunt to find the winners as well as avoid the losers. Some themes that we are using to identify investment ideas are the effective use of technology, outsourcing (computer services, component manufacturing or staffing), home-centered products, financial services and consolidation to achieve critical mass and economies of scale.

Despite the strong market gains in the first quarter, many companies that are growing substantially faster than the S&P 500 Index are still selling at more favorable multiples to growth making them potentially attractive investment candidates for our portfolio. With the backdrop of low inflation and stable interest rates, we anticipate the market to broaden to less well-known, relatively attractively valued, mid-cap companies in which we have incrementally positioned the portfolio.

The strong dollar and access to capital enhance opportunities for long-term corporate investment abroad at more favorable prices than heretofore and encourage greater free market allocation of financial resources in emerging markets. Although not straightline, we continue to believe that global expansion and a rising standard of living are the dominant long-term trends.

FUND INVESTMENT

The minimum initial investment for a Regular account is $1,000 and for an IRA or Gift to Minor account $500. Subsequent investment minimums are $100 for Regular and IRA accounts and $50 for a Gift to Minor account. Equity markets are inherently volatile, and investors are encouraged to invest over time to smooth the effects of volatility. Just as corporations try to invest strategically for greater long-term gains when prices are low, so too can the individual investor by dollar-cost averaging. An Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request to facilitate regular investment.

The Fund's net asset value is available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information.

                                         Sincerely,

                                         /s/ Elizabeth R. Bramwell, CFA

                                         Elizabeth R. Bramwell, CFA
                                         President and Chief Investment Officer

April 20, 1998

The outlook and opinions expressed above represent the views of the investment adviser as of April 20, 1998 and are subject to change as market and economic events unfold.


THE BRAMWELL GROWTH FUND
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                          PORTFOLIO OF INVESTMENTS - MARCH 31, 1998 (UNAUDITED)
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                                        SHARES         VALUE
                                        ------         -----
COMMON STOCKS - 98.26%

APPAREL - 0.63%
Cutter & Buck, Inc.*                    45,000      $1,164,375

AUTOMOTIVE & HEAVY
EQUIPMENT - 1.37%
Hayes Lemmerz International, Inc.*      25,000         825,000
Lear Corporation*                       30,000       1,691,250
                                                    ----------
                                                     2,516,250

CHEMICALS - 1.14%
OM Group, Inc.                          50,000       2,106,250

COMMUNICATIONS - 4.50%
CIENA Corporation*                      25,000       1,065,625
Lucent Technologies, Inc.               25,000       3,196,875
U.S. West Communications                30,000       1,642,500
WorldCom, Inc.*                         55,000       2,368,437
                                                    ----------
                                                     8,273,437

ELECTRONICS - 0.23%
Kent Electronics Corporation*           20,500         431,781

EMPLOYEE STAFFING - 6.92%
Interim Services, Inc.*                100,000       3,375,000
Labor Ready, Inc.*                      44,000       1,416,250
On Assignment, Inc.*                    97,500       2,888,438
Robert Half International, Inc.*       105,000       5,040,000
                                                    ----------
                                                    12,719,688

ENERGY - 5.58%
Camco International, Inc.               40,000       2,420,000
Diamond Offshore Drilling, Inc.         48,000       2,178,000
Global Marine, Inc.*                    35,000         866,250
R&B Falcon Corporation*                 35,000       1,036,875
Rowan Companies, Inc.*                  25,000         725,000
Schlumberger Ltd.                       40,000       3,030,000
                                                    ----------
                                                    10,256,125

ENTERTAINMENT &
LEISURE TIME - 0.70%
Cinar Films, Inc., Class B*             30,000       1,278,750

FINANCIAL SERVICES - 13.22%
American Express                        15,000       1,377,187
Charles Schwab Corporation (The)        42,500       1,615,000
First Union Corporation                 10,000         567,500
LaSalle Partners, Inc.*                 20,600         669,500
Mellon Bank Corporation                 20,000       1,270,000
Merrill Lynch & Co., Inc.               40,000       3,320,000
NationsBank Corporation                 25,000       1,823,438
Northern Trust Company                  45,000       3,363,750
Norwest Corporation                     50,000       2,078,125
Star Banc Corporation                   15,000         886,875
TCF Financial Corporation               56,000       1,900,500
Travelers Group, Inc.                   10,000         600,000
Washington Mutual, Inc.                 55,000       3,944,531
Zions Bancorporation                    17,000         894,625
                                                    ----------
                                                    24,311,031

FOOD & BEVERAGE - 2.37%
Bestfoods                               25,000       2,921,875
Hershey Foods Corporation               20,000       1,432,500
                                                    ----------
                                                     4,354,375


                                        SHARES          VALUE
                                        ------          -----
COMMON STOCKS - 98.26% (CONT'D.)

HEALTHCARE - 9.10%
Alkermes, Inc.*                         15,000        $373,125
Biacore International AB - ADS*         25,000         212,500
BioChem Pharmaceuticals, Inc. - ADR*    15,000         362,812
Cardinal Health, Inc.                   12,500       1,102,344
Closure Medical Corporation*            10,000         216,250
Elan Corporation, PLC*                  30,000       1,938,750
Eli Lilly & Company                     50,000       2,981,250
Focal, Inc.*                            25,000         450,000
Johnson & Johnson                       20,000       1,466,250
Merck & Company, Inc.                   15,000       1,925,625
Neurex Corporation*                     10,000         238,750
PAREXEL International Corporation*      25,000         781,250
Pfizer, Inc.                            35,000       3,489,063
Quintiles Transnational Corporation     25,000       1,204,687
                                                    ----------
                                                    16,742,656

HOME & OFFICE FURNITURE - 3.82%
Furniture Brands International, Inc.*   20,000         643,750
Herman Miller, Inc.                     48,000       1,609,500
HON Industries, Inc.                    40,000       1,470,000
Knoll, Inc.*                            29,400       1,133,738
Leggett & Platt, Inc.                   42,000       2,160,375
                                                    ----------
                                                     7,017,363

HOUSEHOLD & PERSONAL CARE
PRODUCTS - 4.27%
Colgate-Palmolive Company               40,000       3,465,000
Estee Lauder Companies, Inc. (The)      13,700         929,888
Gillette Company                        15,000       1,780,312
Procter & Gamble Company (The)          20,000       1,687,500
                                                    ----------
                                                     7,862,700

INDUSTRIAL PRODUCTS - 9.03%
Emerson Electric Company                50,800       3,311,525
Fastenal Company                        15,000         650,625
General Electric Company                45,000       3,878,438
Illinois Tool Works, Inc.               70,000       4,532,500
Mineral Technologies, Inc.              40,000       2,015,000
Molex Inc., Class A                     71,385       1,914,010
ThermoQuest Corporation*                17,000         306,000
                                                    ----------
                                                    16,608,098

INFORMATION PROCESSING:
OFFICE EQUIPMENT - 6.16%
Dell Computer Corporation*              80,000       5,420,000
EMC Corporation*                       115,000       4,348,437
International Business Machines
 Corporation                            15,000       1,558,125
                                                    ----------
                                                    11,326,562

INFORMATION PROCESSING:
SERVICES - 9.24%
Automatic Data Processing, Inc.         55,500       3,777,469
Computer Sciences Corporation*         140,058       7,703,190
DST Systems, Inc.*                      30,000       1,576,875
Paychex, Inc.                           20,000       1,153,750
Sterling Commerce, Inc.*                60,000       2,782,500
                                                    ----------
                                                    16,993,784

INFORMATION PROCESSING:
SOFTWARE - 1.75%
Microsoft Corporation*                  36,000       3,222,000



PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                        SHARES         VALUE
                                        ------         -----
COMMON STOCKS - 98.26% (cont'd.)

INSURANCE - 4.90%
Allstate Corporation                    40,000      $3,677,500
American International Group, Inc.      15,000       1,889,063
Chubb Corporation (The)                 35,000       2,743,125
Horace Mann Educators Corporation       20,000         702,500
                                                    ----------
                                                     9,012,188
PACKAGING - 0.89%
Sealed Air Corporation*                 25,000       1,637,500

RETAILING - 11.36%
Amazon.com, Inc.*                        7,000         598,719
CVS Corporation                         30,000       2,265,000
Home Depot, Inc. (The)                  55,500       3,742,781
Kohl's Corporation*                     45,000       3,678,750
Tiffany & Co.                           35,800       1,743,012
Wal-Mart Stores, Inc.                   50,000       2,540,625
Walgreen Company                       160,000       5,630,000
Whole Foods Market, Inc.*               10,000         697,500
                                                    ----------
                                                    20,896,387

TRANSPORTATION - 1.08%
Kansas City Southern Industries, Inc.   45,000       1,980,000


TOTAL COMMON STOCKS
(Cost $109,712,111)                               $180,711,300
                                                  ------------



                                      PRINCIPAL
                                        AMOUNT          VALUE
                                        ------          -----
VARIABLE RATE
DEMAND NOTES - 2.95%

General Mills, Inc.                 $2,576,000      $2,576,000
Johnson Controls, Inc.                 906,000         906,000
Pitney Bowes Credit Corp.              794,700         794,700
Sara Lee Corp.                       1,146,300       1,146,300
                                                    ----------

TOTAL VARIABLE RATE DEMAND NOTES
(Cost $5,423,000)                                    5,423,000
                                                    ----------

TOTAL INVESTMENTS - 101.21%
(Cost $115,135,111)                                186,134,300

LIABILITIES LESS CASH
      AND OTHER ASSETS - (1.21)%                   (2,217,181)
                                                   -----------

NET ASSETS - 100.00%
(8,472,356 shares outstanding)                    $183,917,119
                                                  ============

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                              $21.71
                                                        ======

*Non-income producing security